AzurRx Investor Update
January 4, 2021

AzurRx BioPharma

- **Clinical Stage Company Focused on Gastrointestinal Disease**
- **Pipeline Expansion with Exclusive Worldwide License from First Wave Bio for two GI therapeutic indications**

Company Disclaimer

Certain statements in this presentation constitute "forward-looking statements" within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Any statements that refer to expectations or other characterizations of future events, circumstances or results are forward-looking statements. Such forward-looking statements include projections. Such projections were not prepared in accordance with public guidelines of the American Institute of Certified Public Accountants regarding projections and forecasts, nor have such projections been audited, examined or otherwise reviewed by independent auditors of the company. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the company and its clinical trials to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements.

The views expressed are those of management and are based on currently available information. Estimates and projections contained herein have been prepared by management and involve significant elements of subjective judgment and analysis and are based on certain assumptions. No representation nor warranty, expressed or implied, is made as to the accuracy or completeness of the information contained in this document, and nothing contained herein is, or shall be relied upon, as a promise or representation, whether as to the past or the future. The projections are not intended to follow generally accepted accounting principles. Neither our accountants nor our legal counsel have compiled, audited, prepared, or contributed to the projections or the underlying assumptions. None of these parties express an opinion with respect to the projections.

You are cautioned not to place undue reliance on these forward-looking statements. Except for ongoing obligations of the company to disclose material information under the federal securities laws, the company does not undertake any obligation to release any revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events.

Overview

➢ AzurRx BioPharma (NASDAQ: AZRX) is a clinical stage biotechnology company currently focused on the development of targeted, non-systemic therapies for gastrointestinal (GI) diseases

- Current Pipeline:

  MS1819 for Exocrine Pancreatic Insufficiency (EPI)

  - Two Phase 2 clinical trials ongoing in Cystic Fibrosis (CF)

- Pipeline Expansion Opportunity:

  On Jan. 31, 2020 AzurRx in-licensed proprietary micronized formulations of niclosamide in two indications from First Wave Bio (FWB)

  1. FW-424: Immune Checkpoint Inhibitor-Induced Colitis (Phase 1b/2a ready)
  2. FW-1022: COVID-19 GI infections (IND approved, Phase 2 ready)

➢ New assets leverage the Company's core competencies and expertise in developing targeted, safe, non-systemic oral GI therapies

➢ AzurRx begins 2021 with an expanded pipeline of three gut-targeted GI therapies that address significant unmet medical needs in billion dollar markets

Licensing Transaction for FWB's ICI-AC and COVID-19 Assets

- **$13MM Upfront Payment**
  - $10.25 MM Cash
  - $3MM AzurRx Stock

- **Up to $74MM in Milestone Payments**
  - $37MM for ICI-AC program
  - $37MM for COVID program

- **Mid Single-Digit Royalties**

AzurRx BioPharma

AzurRx Management Team

Combined Experience in Developing and Launching more than 25 Drugs



James Sapirstein
Chief Executive Officer

Serono, Tobira Therapeutics, Lilly, Gilead, Roche, Bristol-Myers Squibb



James Pennington, MD
Chief Medical Officer

Bayer HealthCare Pharmaceuticals, Cotherix, InterMune, Anthera, Harvard Medical School



Daniel Schneiderman
Chief Financial Officer

Biophytis, MetaStat, BHP, HCW



Martin Krusin
SVP, Corporate Development

GE Capital, citi, eos, Fluoro Pharma, Columbia Business School

AzurRx and FirstWave Joint Steering Committee (JSC)

Significant Track Record of Value Creation and Multiple Exits



JAMES SAPIRSTEIN

President and Chief Executive Officer, AzurRx BioPharma

- CEO of multiple public biotech companies, with strong exits.
- Founding CEO - Tobira Therapeutics, sold to Allergan for $1.7B
- Serves on public company boards as well as BIO's Emerging Companies Board
- BS Pharmacy from Rutgers University where he met FWB founder. Also holds an MBA degree in management from Fairleigh Dickinson University.



GARY D. GLICK, PH.D.

Founder and Chief Executive Officer, FirstWave Bio

- Founded Scorpion Therapeutics to develop new targeted oncology therapeutics. Raised $108 million from Atlas Venture, Omega Funds, Vida Venture, Abingworth in Oct. 2020.
- Founded FirstWave Bio to develop new cost-effective treatments for inflammatory bowel disease.
- Founded Lycera Corp. and partnered three programs with Merck & Co. in deals collectively valued at over $600 million and advanced two programs into clinical testing.
- Founded IFM Therapeutics, Inc and sold two cancer assets to Bristol-Myers Squibb in a deal valued over $2.3 billion. In 2019, directed the sale of IFM's NLRP3 inhibitor program to Novartis for $1.6 billion and led the structuring and negotiation of a collaboration and option agreement with Novartis valued at over $840 million.
- Ph.D.- Organic Chemistry - Columbia University, NIH postdoctoral fellow at Harvard University. Author of over 100 papers and the inventor on 33 issued U.S. patents

AzurRx BioPharma

AzurRx Pipeline: Three Clinical Stage Programs in 2021

Program	2020	2021	2022	Anticipated Milestones
MS1819 Exocrine Pancreatic Insufficiency in Cystic Fibrosis	*Phase 2b Ongoing* *Phase 2 Ongoing*		*Phase 3*	• OPTION 2 Topline Data: Q1'21 • Combination Trial Data: Q2'21 • FDA End Phase 2 Mtg: Q3'21 • Phase 3 Trial Launch: Q1'22 • Phase 3 Completion: Q4'22
FW-424 Immune Checkpoint Inhibitor – Colitis		*Phase 1b/2a**		• Phase 1b Trial Launch: 1H'21 • Phase 2a Completion: Q4'21
FW-1022 COVID-19 GI Infections		*Phase 2**		• Phase 2 Trial Launch: 1H'21 • Phase 2 Completion: Q1'22

*Anticipated FDA 505(b)(2) pathway

AzurRx BioPharma

In-Licensed Proprietary Formulations of Niclosamide from FirstWave Bio

History and Safety Profile of Niclosamide

- **FDA approved (1982) small molecule anthelmintic drug used for intestinal tapeworm infections**
- **Clean safety history**
- **Ideal profile for GI-targeted agent**
  - Low oral bio-availability with minimal systemic exposure
  - Niclosamide inhibits pro-inflammatory pathways
  - Non-steroidal anti-inflammatory option
  - Opportunities for combinations with standard of care for multiple indications without systemic immunosuppression



Why License Niclosamide from FirstWave Bio?

- FirstWave Bio's proprietary formulation of micronized niclosamide has potential to be an ideal formulation in multiple GI indications:
  - Not systemically absorbed
  - Allows for higher local GI concentrations
  - Avoids steroid-related complications

- Promising preliminary efficacy results from FWB's ongoing Ulcerative Proctitis Low Dose Phase 1b/2a Trial

- Robust IP around use and method of delivery of niclosamide in the IBD, ICI-AC and COVID-19 indications and for its proprietary micronized formulation

- Expedited Regulatory Pathway: FDA 505(b)(2), potential for Breakthrough Designation

Clinical remission efficacy with topical rectal niclosamide formulation superior to budesonide in Low Dose Phase 1b/2a Trial

- Clinical remission efficacy of **59%** compares favorably to steroids as 2nd line therapy in mild-to-moderate Ulcerative Colitis (UC)
- Remission rate for budesonide in Ulcerative Proctitis (UP)/Ulcerative Proctosigmoiditis (UPS) is **38-44%**
- Steroid use lowers patients' ability to fight infections and leads to complications including bleeding, nausea, heartburn, and headaches
- Treatment-emergent adverse event (TEAE) reported in 35% (6/17 subjects)
  - All but 1 TEAE was mild
- No serious or drug-related TEAEs

First Ever Proof of Principle for Treatment of IBD with Niclosamide

Proprietary Micronized Formulations: Potentially Transformative Efficacy

- **FWB's micronized niclosamide – a transformative treatment for multiple GI indications:**
  - Reduced particle size (~7 μm) compared to regular non-micronized (~60 μm) niclosamide
  - Smaller particles have greater surface to solvent (GI fluids) ratio
  - Improved dissolution: broader distribution and higher local GI concentrations
  - Preclinical studies confirm higher GI concentrations (~200x) with micronized niclosamide
- **Micronized formulation, similar to non-micronized niclosamide, is not systemically absorbed (animal studies)**
- **Historically clean safety profile**

Micronized Niclosamide has ideal profile for GI-targeted agent to treat Immune Checkpoint Inhibitor-Associated Colitis and COVID-19 in GI

Benefits of Micronized Niclosamide over Generic Niclosamide

	Generic Niclosamide	Micronized Niclosamide
Particle Size	~60 μm	~7 μm
Solubility	Low	Increased
Rate of dissolution	Slow	Faster
GI Concentration	Low	~200x higher (animal study)
Efficacy	Limited by solubility and distribution	Increased efficacy
Bioavailability	Not systemically absorbed	Not systemically absorbed
Cost of Goods	Relatively low	Relatively low
Scale-Up	Feasible	Feasible

FW-424: Immune Checkpoint Inhibitor-Associated Colitis (ICI-AC)

Immune Checkpoint Inhibitor-Associated Colitis

- **Use of ICIs Lead to Recurrent Diarrhea and Colitis**
- **Treating with Systemic Immunosuppressants Reduces Progression Free Survival**
- **Unmet Clinical Need for a Non-Steroidal Treatment Option**
- **Unmet Clinical Need for Treatment for Grade 1 Diarrhea**
- **Unmet Clinical Need for an Outpatient Therapy - current treatments involve hospital-based infusions of biologics or IV-steroids**

> *"Patients on ICI therapy who develop diarrhea require prompt evaluation to assess disease activity and risk of progression. Treatment should be started promptly, as the colitis can quickly progress in severity and potential death. A low threshold for hospitalization should be used for patients with grade 3 or 4 diarrhea."* Emanuelle Bellaguarda, MD and Stephen Hanauer, MD. *Am J Gastroenterology* 2020;115:202–210

Immune Checkpoint Inhibitor-Associated Colitis is Progressive Throughout the Duration of Checkpoint Therapy

Grade 1:
Increase of <4 stools per day over baseline; mild increase in ostomy output compared to baseline

→

Grade 2:
Increase of 4 - 6 stools per day over baseline; moderate increase in ostomy output compared to baseline; limiting instrumental ADL

→

Grade 3:
Increase of >=7 stools per day over baseline; hospitalization indicated; severe increase in ostomy output over baseline; limiting self care ADL

→

Grade 4:
Life-threatening consequences; urgent intervention indicated

Source: ASCO 2018 Guideline Management of ICI-Associated Colitis

AzurRx BioPharma

ICI-AC Incidence

- Annual estimate - currently ~260,000 US incident cancer patients are eligible for treatment with ICI's (44% of patients with advanced and metastatic tumors).

- As ICI's use is increasing, we estimate that within the next 3 years ~300,000 US incident cancer patients will be treated with ICI's.

- The trend is towards the use of combination ICI therapies and this will lead to a concomitant increase in both diarrhea and colitis.

- Approximately 30% of ICI patients develop diarrhea and based on the above estimates, we project that there could be up to 7500-15,000 U.S. patients annually who develop ICI-AC.

- Onset of diarrhea in ICI-AC patients occurs within 6-7 weeks and progressively worsens, and the progression to colitis is rapid and unpredictable.

Source: Wang DY, Ye F, Zhao S, et al. Incidence of immune checkpoint inhibitor-related colitis in solid tumor patients: a systematic review and meta-analysis. *Oncoimmunology* 2017; 10: e1344805

Diarrhea and Colitis are Common ICI-associated Adverse Events
2018 Data from Wang et al.

Colitis with common immune checkpoint inhibitors: Incidence of diarrhea and colitis, and time to onset			
Immune check-point inhibitor	**Diarrhea (%)**	**Colitis (%)**	**Time to onset of colitis**
Ipilimumab *(BMS: Yervoy)*	25.7%-30%	7.7%-11.6%	6-7 weeks
Nivolumab *(BMS: Opdivo)*	11%-16%	0.5-1.1.%	6-18 weeks
Pembrolizumab *(Merck: Keytruda)*	1.2%-8%	1%-2%	6-18 weeks

Note: Time to onset of colitis is within weeks. Patients with ICPI-induced diarrhea or colitis have improved survival outcomes.
Wang et al., J Immunother Cancer. 2018; 6: 37.

Diarrhea and Colitis are Common ICI-associated Adverse Events
2019 Data from Som et al.

Percentage ranges of all grade immune-related common adverse events by checkpoint inhibitor class

Class of immune checkpoint inhibitors	Approved Agents	Rash	Diarrhea	Colitis	Elevated ALT	Hypothyroidism	Hypophysitis
Anti CTLA-4	• Ipilimumab • Tremelimumab	12%-68%	31%-49%	7%-11.6%	3%-9%	4%-4.2%	4%-6%
Anti PD-1	• Nivolumab • Pembrolizumab	11.7%-24%	2.9%-11.5%	1.3%-2.9%	1.8%-7.1%	3.4%-8.5%	0.25%
Anti PD-L1	• Atezolizumab • Durvalumab • Avelumab	7.4%	11.6%-23%	0.7%-19.7%	0.9%-4.0%	5.0—9.6%	0.2%

CTLA-4: Cytotoxic T-lymphocyte-associated antigen 4: PD-1: Programmed cell death protein 1; PD-L1: Programmed death-ligand 1; ALT: Alanine aminotransferase

Som et al., World J Clin Cases. Feb 26, 2019; 7(4): 405-418

AzurRx BioPharma

ASCO 2018 Guideline Management of ICI-Associated Colitis

Potential for Grade 1 Niclosamide treatment to prevent potentially fatal Colitis

	Description	Drug Treatment
Grade 1	Increase of <4 stools per day over baseline; mild increase in ostomy output compared to baseline	• None
Grade 2	Increase of 4 - 6 stools per day over baseline; moderate increase in ostomy output compared to baseline; limiting instrumental ADL	• Concurrent immunosuppressant maintenance therapy (<10 mg prednisone equivalent dose) may be offered only if clinically indicated in individual cases • Administer corticosteroids, unless diarrhea is transient, starting with initial dose of 1 mg/kg/day prednisone • When symptoms improve to G1 or less, taper corticosteroids over at least 4-6 weeks before resuming treatment, although resuming treatment while on low-dose corticosteroid may also be an option after an evaluation of risk-benefit
Grade 3	Increase of >=7 stools per day over baseline; hospitalization indicated; severe increase in ostomy output over baseline; limiting self care ADL	• Administer oral corticosteroids (initial dose 1-2 mg/kg/day prednisone) • If symptoms persist >= 3-5 days or recur after improvement, consider IV corticosteroid or TNF blocker • Vedolizumab may be considered in patients refractory to infliximab and/or contraindicated to TNF-a blocker
Grade 4	Life-threatening consequences; urgent intervention indicated	• Administer IV steroid (1-2 mg/kg/day methylprednisolone) until symptoms improve to G1, and then start taper over 4-6 weeks • Consider early infliximab 5-10 mg/kg if symptoms refractory to corticosteroid within 2-3 days • Vedolizumab may be considered in patients refractory to infliximab and/or contraindicated to TNF-a blocker

J. Clin. Oncol. 2018;36:1714-68

Niclosamide as a safe alternative to immunosuppressant steroids

AzurRx BioPharma

Immune Checkpoint Inhibitor - Associated Colitis Resembles IBD

- Both IBD and anti-CTLA-4-associated colitis are dominated by of expansion of lamina propria CD4 cells
- Both IBD and anti-CTLA4-associated colitis are linked to Th17 activation
  - anti-CTLA-4 increases numbers of circulating Th17 cells
  - higher baseline serum IL-17 levels correlates with the incidence of grade 3 diarrhea and colitis
  - anti-CTLA-4-associated colitis is characterized >10-fold increase in mucosal IL-17A and IFNγ expression


IFN-γ
relative mRNA expression
P=0.0003
25
20
15
10
5
0
HC
ipilimumab
IBD
IL-17A
relative mRNA expression
P=0.039
10
8
6
4
2
0
HC
ipilimumab
IBD

Gut 2018; 67:2056-2067. *J. Crohn Colitis* 2017;1238–1246. *J. Immunother. Cancer* 2015;3:39. *J. Transl. Med.* 2009;7:35. *Cancer Invest.* 2017;35:443-455

AzurRx BioPharma

The Potential Solution: A gut targeted drug to treat the colitis with little or no systemic bioavailability that could counteract the activity of the ICI

- **Niclosamide** has the potential to prevent GI disease damage and stop disease progression to colitis in patients on ICIs by attacking the cell populations in the colon that cause this problem
  - Agent can induce (with fast onset of action) and maintain long term remission
- **GI-targeted**
  - Reduces systemic immune suppression
  - Reduces off-target adverse effects
- **Functions through clinically validated mechanisms**
  - Mitigates pathogenic lamina propria T cells
  - Decreases the production of pro-inflammatory cytokines
- **Enables Outpatient Treatment** - may reduce hospital admissions for ICI-induced diarrhea
- **Breakthrough Designation Potential** - increases the therapeutic window for checkpoint inhibitors and the population of patients who benefit from checkpoint inhibitors.

Rationale for using Oral and/or Topical Niclosamide to Treat ICI-AC
Inflammation of the distal and lower colon

Ulcerative Proctitis	• ICI-Associated Colitis • Ulcerative Proctosigmoiditis	Pancolitis


Can be reached via rectal drugs
Can be reached via oral drugs

Rectal Enema	Oral Capsule, Rectal Enema, or Both	Oral Capsule

AzurRx BioPharma

Phase 1b Study Design: Oral and Rectal Niclosamide for the Treatment of Immune Checkpoint Inhibitor-Associated Colitis

Primary Objective	• To examine the safety and tolerability of Niclosamide enema for the treatment of immune checkpoint inhibitor-associated colitis
Secondary Objective	• To identify clinical, endoscopic, microscopic and molecular markers of response of ICI-associated colitis to Niclosamide
Design	• Single-arm safety study with Niclosamide in oral and enema form
Key Eligibility Criteria	• **ICI-associated Grade 1 diarrhea** • Not on systemic steroid therapy • Willing to undergo endoscopic, pathologic and molecular examination during the study period
Duration	• Up to 6 weeks of treatment or progression to ≥grade 2 diarrhea/colitis or requirement of corticosteroid use
Primary endpoints	• Serious adverse reactions (i.e. treatment-related) during 6 weeks of treatment with Niclosamide enemas; • Grade ≥ 3 adverse reactions during treatment with Niclosamide enemas; • Grade ≥ 2 adverse reactions during treatment with Niclosamide enemas.
Secondary endpoints	• Progression to ≥grade 2 diarrhea/colitis or requirement of corticosteroid use
Exploratory endpoints	• Endoscopic improvement/resolution • Correlation of histologic or endoscopic subtypes with primary and secondary endpoint • Lactoferrin or fecal calprotectin or other biomarker correlation with primary and secondary endpoints • Gene expression signature of response • Comparison with real-world control
Sample Size	• 36 – 40 patients

AzurRx BioPharma

FW-1022: Micronized Niclosamide for treatment of severe GI symptoms related to COVID-19 infections

COVID-19: The Medical Problem of our time
Acute Need for Treatment of COVID-19 GI Infections

18%
of patients experienced GI symptoms

48%
of patients' stool samples were virus RNA positive

- Gastrointestinal Infections with COVID-19:
  - GI symptoms reported in 18% of cases; 48% of all patients have viral RNA positive stool samples
  - Symptoms include: severe diarrhea, vomiting, abdominal pain
  - Possible reservoir for recurrence and/or fecal spread
  - ACE2, entry receptor for COVID-19, is highly expressed on GI cells
- No treatment for COVID diarrhea currently available
- Urgent need to reduce hospital burden of patients and potential hospital spread

The Potential Solution: A targeted drug to destroy COVID-19 in the gut that is fast-acting and can be administered in an out-patient setting

Source: (35) Gut Journal: Vol 69, Issue 6: 2020; (36) Gut Journal: Vol 69, Issue 6: 2020; (37) JAMA Network: Vol 3, Issue 6: 2020; (38) Lancet Gastroenterol Hepatol: Vol 5, Issue 5: 2020; (40) Cheung Gastroenterology: Vol 159, Issue 1: 2020.

Micronized Niclosamide: The Potential Key to Killing COVID-19 in the GI Tract

Advantages of Micronized Niclosamide for Treatment of COVID-19 Diarrhea:

- Niclosamide: Best activity against COVID-19 in Institut Pasteur Korea screen
- Mechanism of Action: Induces 'autophagy' in COVID-infected cells, reduces COVID propagation
- Local GI niclosamide concentration now reaches levels needed to kill COVID-19 (confirmed in animal study)
- Animal study shows micronization does not lead to systemic absorption
- FDA reviewed protocol and animal data; IND cleared Sept. 2020
- Low COGS and scalable manufacturing are attractive

Phase II: Micronized Niclosamide Clinical Trial for COVID Diarrhea
Study design allows for rapid recruitment and execution

Micronized niclosamide is entering into Phase II, with an expected indication for the treatment of GI tract infection in both outpatient and non-ventilated hospitalized adults with moderate to severe COVID-19

Description	Micronized niclosamide immediate-release tablet
Stage of Development	505(b)(2) pathway, Phase II, IND approved (Sept. 2020)
Potential Indication	For the treatment of gastrointestinal tract SARS-CoV-2 infection in outpatient and non-ventilated hospitalized adults with moderate to severe COVID-19
Dosing	400 mg tablets TID for fourteen days with the use of concomitant systemic antiviral SOC
Product Fit	There is currently no treatment for COVID-19 GI Infection

19 patient safety study followed by 90 patient randomized placebo control study in out-patient setting with endpoint being time to resolution of diarrhea

Sources: IND application: Aug 17, 2020; Phase II Study Protocol: Aug 17, 2020

MS1819 Clinical Program

MS1819 Clinical Trials
On Track for Top-Line Data Readouts in Q1 and Q2 2021

Phase 2 MS1819 Clinical Trials	MS1819 Doses	# Patients	Safety	Primary Efficacy Endpoint Results	Secondary Efficacy Endpoints Results	Status
CF patients Option 2 Dose Escalation	• 2240 mg + Enteric Capsule • 4480 mg + Enteric Capsule	**30*** U.S., Poland	✓	**Topline Data Q1 2021*** Protocol Amendment Submitted Nov. 2020		**Initiated Q3 2020**
CF patients Combination MS1819 + PERT Dose Escalation	Daily Dose PERT + • 700 mg • 1120 mg • 2240 mg	**20*** Hungary, Turkey	✓	• **Positive CFA Data on 1st five patients in study**	• **Clinically Meaningful Data on 1st five patients in study**	**Initiated Q4 2019** **Data on 1st five patients Sept. 2020** **Topline Data Q2 2021***

- OPTION 2 Trial: topline data Q1 2021*
- Combination Trial: topline data Q2 2021*

* Anticipated

AzurRx BioPharma

Intellectual Property

Intellectual Property

AzurRx

- **MS1819**
  - U.S. Patent No. 8,334,130. *Yarrowia Lipolytica* lipase compositions and corresponding methods of production.
  - Granted 2008, expires September 2028, with potential Hatch-Waxman extension up to September 2033.
  - FDA grants 12 years of clinical exclusivity for novel biologics from first approval; EMA grants clinical exclusivity for 10 years from first approval.
  - Additional IP filed in 2020 for life cycle management with anticipated expiration of 2041.

FirstWave BIO License

- **IBD**
  - U.S. Patent No. 10,292,951. Niclosamide formulation and use claims allowed for:
    - Oral (tablet/capsule) and Enema Formulations
    - Colitis due to use of immune checkpoint inhibitors
- **COVID-19**
  - U.S. 16/835,307 filed March 16, 2020 (allowed) for use of niclosamide to treat GI symptoms of COVID
- **Micronized Niclosamide**
  - U.S. 16/842,695 filed April 7, 2020 claims for niclosamide with a reduced particle size

Summary

- AzurRx BioPharma (NASDAQ: AZRX) is a clinical stage biotechnology company currently focused on the development of therapeutics for gastrointestinal diseases
- Three safe, targeted, non-systemic clinical stage GI therapeutic programs in pipeline

1) MS1819 for Exocrine Pancreatic Insufficiency (EPI) in Cystic Fibrosis

- Recombinant synthetic lipase (oral biologic)
- Topline data from two Phase 2 clinical trials in Cystic Fibrosis in Q1 & Q2 2021

2) FW-424 for Immune Checkpoint Inhibitor-Associated Colitis (ICI-AC)

- Micronized oral and topical niclosamide
- Phase 1b/2a trial to initiate in 1H 2021, potential breakthrough designation

3) FW-1022 for COVID-19 GI infections

- Micronized oral niclosamide
- IND approved, Phase 2 trial to initiate in 1H 2021, potential 505(b)(2) pathway

- Clinical programs address significant unmet medical needs in billion dollar markets